UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 13, 2018 CELGENE CORPORATION Meeting Information Meeting type: Annual Meeting For holders as of: April 19, 2018 Date: June 13, 2018 Time: 1:00 PM EDT Location: Celgene Corporation 86 Morris Avenue Summit, NJ 07901 Meeting directions: For directions to the Annual Meeting, please call Investor Relations at (908) 673-9000. You are receiving this communication because you hold shares in Celgene Corporation. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). CELGENE CORPORATION 86 MORRIS AVENUE SUMMIT, NJ 07901 We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com or scan the QR Barocde below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Individual Quick Response Barcode to be inserted here Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Phone: You can vote by telephone by calling 1-800-690-6903 and following the prompts until 11:59 pm on June 12, 2018. You will need your 16-digit control number located on the following page. Vote By Internet: Go to www.proxyvote.com or scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Mark J. Alles 07) Michael A. Friedman, M.D. 02) Richard W. Barker, D. Phil., OBE 08) Julia A. Haller, M.D. 03) Hans E. Bishop 09) Patricia A. Hemingway Hall 04) Michael W. Bonney 10) James J. Loughlin 05) Michael D. Casey 11) Ernest Mario, Ph.D. 06) Carrie S. Cox 12) John H. Weiland The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. Approval, by non-binding vote, of executive compensation of the Company’s named executive officers. The Board of Directors recommends you vote AGAINST proposals 4 and 5: 4. Advisory vote on stockholder proposal to request the Company’s Board of Directors to amend the Company’s proxy access by-law provision to eliminate the limit on the number of stockholders that can aggregate their shares to achieve the holding requirement for nomination of directors, described in more detail in the proxy statement. 5. Advisory vote on stockholder proposal to request the Company’s Board of Directors to adopt a policy and amend the Company’s governing documents to require that the Chairman of the Board be an independent member, described in more detail in the proxy statement. NOTE: The shares represented by a proxy when properly executed will be voted in the manner directed therein and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in proposal 1, FOR proposals 2 and 3, and AGAINST proposals 4 and 5. Control Number